OFF-BALANCE SHEET RISK AND COMMITMENTS	12 Months Ended
Dec. 31, 2018
OFF-BALANCE SHEET RISK AND COMMITMENTS [Abstract]
OFF-BALANCE SHEET RISK AND COMMITMENTS
NOTE M - OFF-BALANCE SHEET RISK AND COMMITMENTS

The Company is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company, upon extension of credit is based on management’s credit evaluation of the borrower. Collateral obtained varies but may include real estate, stocks, bonds, and certificates of deposit.

A summary of the contract amount of the Company’s exposure to off-balance sheet credit risk as of December 31, 2018 is as follows:

Financial instruments whose contract represents credit risk

December 31, 2018
Dollars in thousands
Undisbursed lines of credit	$73,100
Letters of credit	603
$73,703